UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

June 5, 2015
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Delphi Automotive PLC (the "Company") is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures contained in its Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”). This Form 8-K reflects the presentation of the Company’s Thermal Systems business as a discontinued operation. Subsequent to the filing of the Company’s 2014 Form 10-K, the Thermal Systems business was reclassified as held for sale and the results of operations of the Thermal Systems business were reclassified as discontinued operations.
This Form 8-K retrospectively revises our consolidated financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, to reflect the Company’s Thermal Systems business as a discontinued operation. This update is consistent with the presentation of continuing and discontinued operations included in the Company’s Form 10-Q for the quarter ended March 31, 2015 filed with the Securities and Exchange Commission ("SEC") on April 30, 2015 (the “First Quarter 2015 Form 10-Q”). The retrospectively revised Items contained in the Company’s 2014 Form 10-K are presented in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Form 8-K.
The exhibits to this Current Report on Form 8-K supersede the following items in the 2014 Form 10-K to reflect, retrospectively, the changes resulting from the reclassification of the Company's Thermal Systems business as discontinued operations for all periods presented:

•	Part I, Item 1. Revised Description of Business

•	Part II, Item 6. Revised Selected Financial Data

•	Part II, Item 7. Revised Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Revised Financial Statements and Supplementary Data

•	Part IV, Item 15. Revised Exhibits, Financial Statement Schedules

•	Exhibit 12.1 Revised Computation of Ratio of Earnings to Fixed Charges
All other information in the 2014 Form 10-K remains unchanged. This Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the 2014 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the Thermal Systems business as discontinued operations as described above and as set forth in the exhibits attached hereto and to revise the presentation of the supplemental guarantor and non-guarantor condensed consolidating financial statements consistent with the basis of presentation resulting from Delphi Automotive PLC's issuance of €700 million in aggregate principal amount of 1.50% Euro-denominated senior unsecured notes due 2025 in March 2015. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update the MD&A for any information, uncertainties, risks, events or trends occurring or known to management. For developments since the filing of the 2014 Form 10-K, please refer to the First Quarter 2015 Form 10-Q, as well as other filings of the Company made with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K and such subsequent filings.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

12.1	Revised Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

99.1	Part I, Item 1. Revised Description of Business

99.2	Part II, Item 6. Revised Selected Financial Data

99.3	Part II, Item 7. Revised Management's Discussion and Analysis of Financial Condition and Results of Operations

99.4	Part II, Item 8. Revised Financial Statements and Supplementary Data

99.5	Part IV, Item 15. Revised Exhibits, Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 5, 2015	DELPHI AUTOMOTIVE PLC

		By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Description

12.1	Revised Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

99.1	Part I, Item 1. Revised Description of Business

99.2	Part II, Item 6. Revised Selected Financial Data

99.3	Part II, Item 7. Revised Management's Discussion and Analysis of Financial Condition and Results of Operations

99.4	Part II, Item 8. Revised Financial Statements and Supplementary Data

99.5	Part IV, Item 15. Revised Exhibits, Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

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